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                                                              Exhibit 10.38
SETTLEMENT AGREEMENT AND

MUTUAL GENERAL RELEASE

BETWEEN

SBC COMMUNICATIONS INC.

AND

NETWORK ACCESS SOLUTIONS CORPORATION


This Settlement Agreement and Mutual General Release ("Agreement") is made and entered into this 22nd day of December 2000 by and among SBC Communications Inc. ("SBC")(1) and Network Access Solutions Corporation ("NAS")(2). SBC and NAS shall periodically be referred to herein collectively as the "Parties."
RECITALS
     WHEREAS SBC and NAS have entered into the Stock Purchase Agreement, dated as of February 4, 2000 (including, without limitation, each Attachment, Schedule, and the Summary Operating Agreement referred to in the Stock Purchase Agreement or attached to the Stock Purchase Agreement) (collectively the "Stock Purchase Agreement"); and
     WHEREAS the Parties each dispute the effect, operation, interpretation, scope, application and enforceability of the Stock Purchase Agreement, including but not limited to each of the Parties' alleged obligation to perform in connection with the Stock Purchase Agreement; and,
     WHEREAS the Parties each respectively and mutually deny any obligation to perform or continue to perform in accordance with terms and conditions of the Stock Purchase Agreement and in accordance with any parole agreements arising from the Stock Purchase Agreement; and,
     WHEREAS the Parties each respectively and mutually deny any failure to perform, breach, anticipatory breach, or other act, omission or other conduct for with they might be liable one to the other arising out of the Stock Purchase Agreement, and each Party wishes to avoid the time, expense, vexation and uncertainties associated with litigation and arbitration; and the Parties mutually acknowledge they are compromising unliquidated, disputed and doubtful claims; and,

____________________
(1) SBC shall mean SBC Communications Inc., and its respective parents, subsidiaries, affiliates, predecessors-in-interest, successors-in-interest, insurers, indemnitors, officers, agents, representatives, and employees.
(2) NAS shall mean Network Access Solutions Corporation and its parents, subsidiaries, affiliates, predecessors-in-interest, successors-in-interest, insurers, indemnitors, officers, directors, agents, representatives, and employees.
WHEREAS the Parties have agreed to compromise, waive, release, settle and dismiss all complaints, actions, suits, arbitrations, claims, causes of action, proceedings in equity or for extraordinary relief, administrative or regulatory actions, collection, accounts, debts, sums of money, damages, judgments, and demands in law or equity, arising from the matters that involve disputes between the Parties arising out of or relating in any way to acts, omissions or other conduct of the Parties relating to or arising directly or indirectly out of the Stock Purchase Agreement, and in consideration of those terms to execute the First Amendment to Stock Purchase Agreement and other agreements between the parties and their affiliates of even date herewith.
     NOW THEREFORE, in consideration of the mutual covenants, conditions and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:
     1.   NAS' General Release:   SBC and NAS agree that all actions,
suits, arbitrations, complaints, claims, causes of action, proceedings in equity or for extraordinary relief, administrative or regulatory actions, collections, accounts, debts, sums of money, damages, judgments, and demands in law or equity by NAS of whatever kind and nature, whether known or unknown, or suspected or unsuspected, whether made by NAS directly, representatively, derivatively or in any other capacity or which could have been made or asserted by NAS, arising out of or relating in any way to acts, omissions or other conduct of SBC relating to or arising directly or indirectly out of the Stock Purchase Agreement shall be unconditionally waived, released and forever discharged as to SBC; provided, however, that NAS does not waive, release or discharge claims relating to the breach by SBC of any of its obligations under the First Amendment to the Stock Purchase Agreement after the date of this Settlement Agreement.
     2. SBC's General Release: SBC and NAS agree that all actions, suits, arbitrations, complaints, claims, causes of action, proceedings in equity or for extraordinary relief, administrative or regulatory actions, collections, accounts, debts, sums of money, damages, judgments, and demands in law or equity by SBC of whatever kind and nature, whether known or unknown, or suspected or unsuspected, whether made by SBC directly, representatively, derivatively or in any other capacity or which could have been made or asserted by SBC arising out of or relating in any way to acts, omissions or other conduct of NAS relating to or arising directly or indirectly out of the Stock Purchase Agreement shall be unconditionally waived, released and forever discharged as to NAS; provided, however, that SBC does not waive, release or discharge claims relating to the breach by NAS of any of its obligations under the First Amendment to the Stock Purchase Agreement after the date of this Settlement Agreement.
3. The Parties acknowledge and agree, in further consideration of their mutual covenants, waivers and releases set forth herein, that the Parties shall enter into the First Amendment to the Stock Purchase Agreement, and shall be bound by the Stock Purchase Agreement as amended by the First Amendment to Stock Purchase Agreement.
4. The Parties agree that this Agreement is, and shall be construed to be, a covenant not to sue or institute other legal, equitable, regulatory or administrative proceedings by one Party against the other, and further agree that these covenants are made to inure to the benefit of, and are to be enforceable by, the respective Parties.
5. Each Party expressly warrants and represents to the other Party that it has not assigned, pledged or otherwise in any manner whatsoever sold or transferred, either by instrument in writing or otherwise, any right, title, interest or claim which it has or may have arising from the Stock Purchase Agreement.
6. The Parties intend that their mutual waivers and releases be as comprehensive and broad as is legally permissible, and this Agreement be a complete, final and determinative settlement of all matters in dispute arising out of the Stock Purchase Agreement and any related parole agreements. Each Party acknowledges it shall have no further recourse against the other Party with respect to the Stock Purchase Agreement other than claims that may arise as a result of a breach of the Stock Purchase Agreement as amended by the First Amendment to the Stock Purchase Agreement after the date hereof.
7. Other than as provided in or by reference to the First Amended Stock Purchase Agreement, neither this Agreement nor any act or negotiations undertaken or performed, or any document executed or referenced, in furtherance of this Agreement or the settlement: (i) is, or shall be deemed to be, or shall be used as an admission by or against the settling Parties, or any of them; (ii) is, or shall be deemed to be, or shall be used as evidence of an admission or concession of, any liability, fault, or omission of or by any settling Party; (iii) shall be offered or received in evidence in any action or proceeding by any party in any court, or before any regulatory or administrative agency or other tribunal for any purpose whatsoever other than to enforce the provisions of this Agreement, provided the Parties may use this Agreement for any purpose in conjunction with enforcement of any contractual, indemnity or other legal rights or claims which the Parties, or any of them, may have against any person who is not a Party.
8.  The consideration set forth herein is material and not a mere recital.
9. Each Party expressly represents and warrants that no promise, inducement or representation of any kind or character, whether oral or written, has been made by the other Party or any other person acting for the other Party, except as is expressly stated in this Agreement. Each Party acknowledges it relies solely on its own knowledge, and judgment and the advice of its legal counsel in executing this Agreement.
10. Authorization: Any individual signing this Agreement for or on behalf of an entity other than a natural person does by said signature warrant that he/she is duly authorized by said entity to undertake such action on its behalf and that such signature is the valid and binding act of that entity.
11.  Miscellaneous:
     a. This Agreement shall be construed in accordance with and governed by the Laws of the State of Delaware, without regard to conflict of law provisions.
     b. The Parties agree that this Agreement and any other document required or contemplated to be executed in order to consummate this Agreement may be executed in one or more counterparts, each of which shall be deemed an original agreement. All counterparts of any such document together shall constitute one and the same instrument.
     c. This Agreement sets forth the entire agreement between the parties with respect to the matters referenced herein and supersedes any and all prior agreements or understanding between the parties pertaining to the subject matter hereof.
     d. This Agreement may not be amended, altered, modified or waived, in whole or in part, except in a writing executed by all the Parties to this Agreement.
     e. The failure of any Party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver thereof or deprive that Party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.
     f. Counsel for the Parties have mutually contributed to the preparation of this Agreement. Accordingly, this Agreement shall not be construed against any Party, but shall be construed as if the Parties jointly prepared this Agreement, and any uncertainty or ambiguity shall not be interpreted against one Party.
12. Each Party shall bear its own costs and attorneys' fees incurred with respect to this settlement.
13. If any provision of this Agreement is adjudicated to be invalid, unenforceable or void for any reason whatsoever, each such provision shall be severed from the remaining provisions and shall not affect the validity or enforceability of such remaining provisions, but only to the extent that giving effect to the remaining provisions hereof shall be in accordance with the intent of the parties.
14. Dispute Resolution: The Parties shall attempt to promptly resolve any Dispute by negotiation between the employees of each Party responsible for implementing this Agreement. Any Party may provide another Party with a Dispute Notice, which will set forth the nature of the dispute by referencing, at a minimum, the provisions of this Agreement or the Stock Purchase Agreement as modified by the First Amended Stock Purchase Agreement and other documents at issue together with the particular act or omissions at issue, and the identity of representatives of the complaining Party who will attend settlement meetings. The Dispute Notice shall also provide a statement of the noticing Party's proposed remedy to resolve the dispute. After the receipt of a Dispute Notice, the representatives of the affected Parties shall meet as soon as practicable at mutually acceptable times and places.
14.1 Referral to Dispute Resolution Officers. If a Dispute has not been resolved within thirty (30) days of the receipt of written notice, the Dispute shall be referred to a senior executive designated by the respective Parties for resolution. If they do not resolve the Dispute within forty-five (45) days, either Party may refer the Dispute to arbitration pursuant to Section 14.3.
14.2 Confidentiality of Negotiations. All negotiations pursuant to this
Section 14 shall be confidential and shall be treated as compromise and settlement negotiations. Nothing said or disclosed, nor any document produced, in the course of such negotiations which is not otherwise independently discoverable, shall be offered or received as evidence or used for impeachment or for any other purpose in any current or future arbitration or litigation.
14.3 Arbitration. If either Party refers the Dispute to arbitration, the Dispute shall be finally settled by binding arbitration in accordance with the commercial arbitration rules of the American Arbitration Association ("AAA") then in effect. However, in all events, the arbitration provisions in this Section 14 shall govern over any conflicting rules that may now or hereafter be contained in the AAA rules. The arbitration shall be held in New York, New York, unless the Parties mutually agree to have the arbitration held elsewhere, and judgment upon any award made therein may be entered by any court having jurisdiction over the award, over the applicable Parties, or their respective assets; provided, however, that nothing contained in this Section shall be construed to limit or preclude a Party from bringing any action in any court of competent jurisdiction for injunctive or other provisional relief in order to preserve the status quo pending arbitration or otherwise in aid of the arbitration and intent of this Section 14. The arbitrators shall have the authority to grant any equitable and legal remedies that would be available in any judicial proceeding instituted to resolve any Dispute hereunder.
14.4 Arbitrators. Any arbitration will be conducted before three (3) arbitrators, one of whom shall be chosen by the complaining Party, one of whom shall be chosen by the other Party, and the third of whom shall be chosen by the other two arbitrators. The Parties may obtain lists of candidates from their choice of the AAA, JAMS or both, for their respective choices. If lists are obtained from both AAA and JAMS, the two arbitrators chosen by the Parties shall choose the third arbitrator by reference to both lists.
          14.4.1 Each person on the list obtained from the AAA and/or JAMS as a potential arbitrator shall be a neutral and impartial party who has had training and experience as an arbitrator. The decision of a majority of the arbitrators will be the decision of the arbitrators.
          14.4.2 The arbitrators shall permit such discovery of information related to the Dispute in arbitration as they shall determine is appropriate in the circumstances, taking into account the needs of and burdens on the Parties, the issues and facts in dispute, the importance of the discovery to resolution of the dispute, the amount in controversy and the desirability of making discovery expeditious and cost-effective; but, in no event exceeding the scope and availability of discovery afforded under the Rules of the AAA.
14.5 Costs and Fees. All fees and expenses of the arbitrators, expenses for hearing facilities and other expenses of the arbitration shall be borne equally by the Parties to the Dispute unless the arbitrators in the award assess such fees and expenses in some other manner. Each Party shall bear the fees and expenses of its own attorneys and witnesses except to the extent otherwise provided in this Agreement or by law; provided, that if the arbitrators determine that the claim or defense of any Party was frivolous or lacked a reasonable basis in fact or law, the arbitrators may assess against such Party all or part of the fees and expenses of attorneys and witnesses for any other Party.
14.6 Burden of Proof. For any Dispute submitted to arbitration, the burden of proof will be the same as if the claim were litigated in a judicial proceeding under the laws of the State of Delaware.
14.7 Award. Upon the conclusion of any arbitration proceedings hereunder, including requested post-submission briefing, the arbitrators will render findings of fact and conclusions of law and a written opinion setting forth the basis and reasons for any decision reached and will deliver such documents to each Party to this Agreement along with a signed copy of the award within thirty (30) days.
14.8 Agreement Controls. The arbitrators chosen in accordance with these provisions will not have the power to alter, amend or otherwise affect the terms of these arbitration provisions or the provisions of this Agreement.

[Signatures appear on following page]
Executed as of the 22nd day of December, 2000 by the Parties' undersigned authorized representatives.

SBC COMMUNICATIONS INC.                 NETWORK ACCESS SOLUTIONS
                                          CORPORATION

By: /s/ James S. Kahan               By:  /s/ Jonathan P. Aust
Name:  James S. Kahan                Name:  Jonathan P. Aust
Title:  Senior Executive Vice        Title: CEO
President - Corporate Development